                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): AUGUST 18, 2000


                               WHITMAN CORPORATION
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                  001-15019                    13-6167838
          --------                  ---------                    ----------
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)             Identification No.)


3501 ALGONQUIN ROAD, ROLLING MEADOWS, ILLINOIS                     60008
----------------------------------------------                     -----
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code: (847) 818-5000



                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

                  On August 18, 2000, Whitman Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger dated as of August 18, 2000 (the "Merger Agreement") with PepsiAmericas, Inc., a Delaware corporation ("PepsiAmericas"), and Anchor Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"). The Merger Agreement provides for the merger (the "Merger") of PepsiAmericas with and into Merger Sub, with Merger Sub surviving as a wholly owned subsidiary of the Company. Simultaneously with the Merger, Merger Sub will be renamed "PepsiAmericas, Inc."

                  Pursuant to the Merger Agreement, each share of common stock, par value $.01 per share, of PepsiAmericas outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) (other than shares owned directly or indirectly by the Company or PepsiAmericas, which shares will be canceled, and shares owned directly or indirectly by Dakota Holdings, LLC or Pohlad Companies, which shares will be converted as provided in #3 below) will be converted, at the option of the holder thereof, into:

                  1. $3.80 in cash, subject to upward adjustment if the average closing price of Company common stock during the 15 trading days ending 5 days prior to the date of the Company or PepsiAmericas shareholder meeting to approve the transaction, whichever occurs first, is greater than $16.07 per share or downward adjustment if the average closing price of Company common stock during such period is less than $13.15 per share; or

                  2. $3.80 in value of shares of Company common stock, subject to adjustment under the circumstances described in #1 above; or

                  3. $2.80 in value of shares of Company common stock, plus the right to receive up to an additional $1.50 in nominal value of shares of Company common stock if the surviving corporation meets certain EBITDA (earnings before interest, taxes, depreciation and amortization) targets through 2002, in each case, subject to adjustment under the circumstances described in #1 above.

                  In addition, at the closing of the transaction, PepsiAmericas shareholders electing to participate in the earnout described in #3 will have the right to purchase from the Company in the aggregate up to
1.7 million shares of Company common stock at a price of $14.61 per share. Dakota Holdings, LLC will have the right to purchase any of these shares of Company common stock not purchased by the other PepsiAmericas shareholders.

                  Upon completion of the transaction, PepsiAmericas Chief Executive Officer, Robert Pohlad, will be elected to the Board of Directors and will become Chief Executive Officer of the Company. Archie R. Dykes, Chairman of Capital City Holdings and a director of the Company for 15 years, will become non-executive Chairman of the Board.

                  The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

                  Prior to its execution, the Merger Agreement was approved by the respective Boards of Directors of the Company and PepsiAmericas. The consummation of the Merger is subject, among other things, to the approval of the Merger by the shareholders of PepsiAmericas, to the approval of the issuance of Company common stock by the shareholders of the Company

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and to certain regulatory approvals. In connection with execution of the Merger
Agreement, Dakota Holdings, LLC and PepsiCo, Inc. entered into separate voting agreements with the Company and PepsiAmericas, respectively, to approve the Merger and the issuance of Company common stock.

                  PepsiCo, Inc. and Pohlad Companies have also agreed to enter into agreements with the Company to limit their combined ownership of Company common stock to less than 50% of all outstanding shares, with certain exceptions as provided in their respective agreements.

                  In connection with the transactions contemplated by the Merger Agreement, the Company will amend that certain Rights Agreement, dated as of May 20, 1999 (the "Rights Agreement"), between the Company and First Chicago Trust Company of New York, as Rights Agent, to, among other things, render the Rights Agreement inoperative with respect to (i) the approval, execution and delivery of the Merger Agreement, (ii) the Merger and (iii) the consummation of the transactions contemplated by the Merger Agreement.

                  Copies of the Merger Agreement, each of the exhibits thereto, the form of amendment to the Rights Agreement and the joint press release issued by the Company and PepsiAmericas on August 21, 2000 are filed as exhibits hereto and are incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(a) - (b)         Not applicable.

(c)      EXHIBITS:


Exhibit
Number            Description of Exhibit
------            ----------------------
2.1               Agreement and Plan of Merger, dated as of August 18, 2000, among the Company, Anchor Merger Sub, Inc. and PepsiAmericas,
                  Inc.

3.1 Form of Amended and Restated Bylaws of the Company (Exhibit E to the Merger Agreement).

4.1               Form of Amendment to the Rights Agreement, dated as of May 20,
                  1999, between the Company and First Chicago Trust Company of
                  New York, as Rights Agent.

99.1              Voting Agreement, dated as of August 18, 2000, between the
                  Company and Dakota Holdings, LLC (in the form of Exhibit A to the Merger Agreement).

99.2              Voting Agreement, dated as of August 18, 2000 between PepsiCo,
                  Inc. and PepsiAmericas, Inc. (in the form of Exhibit B to the Merger Agreement).

99.3              Form of Rule 145 Affiliate Agreement (Exhibit C to the Merger
                  Agreement).

99.4              Form of Amended and Restated Shareholder Agreement between the
                  Company and PepsiCo, Inc. (Exhibit D to the Merger Agreement).

99.5 Form of Shareholder Agreement between the Company and Pohlad Companies (Exhibit F to the Merger Agreement).

99.6 Joint Press Release issued by the Company and PepsiAmericas, Inc. on August 21, 2000.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WHITMAN CORPORATION



Date:  August 23, 2000                  By:  /s/  Steven R. Andrews
                                             ------------------------------
                                             Steven R. Andrews
                                             Senior Vice President


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                                  EXHIBIT INDEX

                  The following is a list of the Exhibits filed herewith.


Exhibit
Number            Description of Exhibit
------            ----------------------
2.1               Agreement and Plan of Merger, dated as of August 18, 2000, among the Company, Anchor Merger Sub, Inc. and PepsiAmericas,
                  Inc.

3.1 Form of Amended and Restated Bylaws of the Company (Exhibit E to the Merger Agreement).

4.1               Form of Amendment to the Rights Agreement, dated as of May 20,
                  1999, between the Company and First Chicago Trust Company of
                  New York, as Rights Agent.

99.1              Voting Agreement, dated as of August 18, 2000, between the
                  Company and Dakota Holdings, LLC (in the form of Exhibit A to the Merger Agreement).

99.2              Voting Agreement, dated as of August 18, 2000 between PepsiCo,
                  Inc. and PepsiAmericas, Inc. (in the form of Exhibit B to the Merger Agreement).

99.3              Form of Rule 145 Affiliate Agreement (Exhibit C to the Merger
                  Agreement).

99.4              Form of Amended and Restated Shareholder Agreement between the
                  Company and PepsiCo, Inc. (Exhibit D to the Merger Agreement).

99.5              Form of Shareholder Agreement between the Company and Pohlad
                  Companies (Exhibit F to the Merger Agreement).

99.6              Joint Press Release issued by the Company and PepsiAmericas,
                  Inc. on August 21, 2000.